Discontinued Operations	12 Months Ended
Dec. 31, 2021
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
3.	DISCONTINUED OPERATIONS
In 2019, management decided to permanently terminate the oil commodity division, which carried out normal purchases and normal sales of oil, due to a strategic shift. As of June 30, 2020 all the contracts had been executed and the division had ceased operation. The assets held by the division were immaterial and have been used for other businesses of the Group.

	Years ended December 31,
	2019	2020	2021
	RMB	RMB	RMB
Gross revenues	2,377,610	55,476	—
Cost of revenues and other operating expenses	(2,359,600)	(55,024)	—

Net income from discontinued operations, net of tax of nil	18,010	452	—